9a. PROVISION FOR INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
9. PROVISION FOR INCOME TAXES

During the years ended December 31, 2013 and 2012, no provision for income taxes was recorded as the Company generated net operating losses of $2,680,473 and $943,849, respectively.

A reconciliation of the U.S. federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	2013	2012
Net operating loss carryforwards	34.0%	34.0%
State taxes, net of federal benefit	5.5%	6.3%
Federal research and development tax credit	0.2%	0.0%
Other	(0.5)%	0.0%
Change in deferred tax asset valuation allowance	(39.2)%	(40.3)%
Effective income tax rate	0.0%	0.0%

Net deferred tax assets as of December 31, 2013 and 2012 consisted of the following:

	2013	2012
Net operating loss carryforwards	$1,781,334	$1,064,457
Tax credit carryforwards	12,499	-
Non-qualified stock options	857,613	-
Other temporary differences	164,379	21,786
Gross deferred tax assets	2,815,825	1,086,243
Valuation allowance	(2,815,825)	(1,086,243)

Net deferred tax assets	$-	$-

As of December 31, 2013, the Company had net operating loss carryforwards for federal and state income tax purposes of $4,497,182, which begin to expire in years 2029 and 2019, respectively. The Company also has available research and development tax credit carryforwards for federal income tax purposes of $12,499, which begin to expire in year 2032. Utilization of the net operating loss carryforwards and research and development tax credit carryforwards may be subject to a substantial annual limitation under Section 382 of the Internal Revenue Code of 1986 due to ownership changes that could occur in the future. These ownership changes may limit the amount of carryforwards that can be utilized annually to offset future taxable income.

The Company provided a full valuation allowance for deferred tax assets generated since, based on the weight of available evidence; it is more likely than not that these benefits will not be realized. During the year ended December 31, 2013, the Company increased its valuation allowance by $1,729,582 due to the continued likelihood that realization of any future benefit from deductible temporary differences and net operating loss carryforwards cannot be sufficiently assured at December 31, 2013. Management reevaluates the positive and negative evidence at each reporting period.

The Company applies the provisions of ASC 740-10, Income Taxes, (originally issued as FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes).  The Company has not recognized any liability for unrecognized tax benefits and does not believe there is any uncertainty with respect to its tax position.  The Company’s policy with respect to unrecognized tax benefits is to recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal and state jurisdictions, where applicable. There are currently no pending income tax examinations. The Company’s tax years are still open under statute from 2010 to the present. Earlier years may be examined to the extent that tax credit or net operating loss carryforwards are used in future periods. The Company’s policy is to record interest and penalties related to income taxes as part of its income tax provision.